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                                                                    Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 31, 1998 included in the Urologix, Inc. Annual Report on Form 10-K for the fiscal year ended June 30, 1998, and to all references to our Firm included in this registration statement.


                                         ARTHUR ANDERSEN LLP

                                         /s/ Arthur Andersen LLP

Minneapolis, Minnesota
August 6, 1999